INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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NORTHEAST AUTO ACCEPTANCE CORP.
(Name of Registrant As Specified In Charter)

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NORTHEAST AUTO ACCEPTANCE CORP.
2174 Hewlett Avenue
Merrick, NY 11566

INFORMATION STATEMENT

November 6, 2007

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of outstanding shares of capital stock, of Northeast Auto Acceptance Corp., a Florida Corporation (the "Company"), to advise you of an action which has already been approved by a majority in interest of the stockholders of the Company, namely, the change of the Company’s legal domicile from Florida to Nevada through a merger with a newly formed Nevada corporation formed for the sole purpose of merging with the Company to change its legal domicile (the “Merger”).

The Company's Board of Directors, on October 18, 2007, approved the Merger and recommended that the Merger be approved by written consent of a majority in interest of our stockholders. The form of the written consent is attached hereto as Exhibit A.

In order to accelerate the Merger and to reduce the costs of obtaining stockholder approval, our Board of Directors elected to obtain such approval by utilizing the written consent of the holders of a majority in interest of our capital stock (the “Consent”). The elimination of the need for a special meeting of stockholders to approve the Merger is made possible by Section 607.0704 of the Florida Statutes (the "Florida Law") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 607.1103 of the Florida Law, the Merger is required to be approved by a majority in interest of our stockholders. In accordance with Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended, the Merger can be taken no sooner than 20 calendar days after this Information Statement is first mailed to the stockholders of the Company. If the proposed Merger was not adopted by written consent, it would have to be considered by the Company's stockholders at a special stockholders' meeting convened for the specific purpose of approving the Merger upon the expiration of the 20-day period set forth above.

On or about October 18, 2007, Stockholders, who own in the aggregate 17,000,000 shares of our Common Stock, representing in the aggregate approximately 63.8% of the voting rights of our outstanding shares gave their written consent to the adoption of the Merger. The proposed Merger will become effective when filed with the Secretary of State of the States of Florida and Nevada effective upon the expiration of the 20-day period set forth above.

On or about October 19, 2007, the Company and Northeast Automotive Holdings, Inc., executed an Agreement and Plan of Merger pursuant to which the Company shall merge into Northeast Automotive Holdings, Inc., with Northeast Automotive Holdings, Inc. being the surviving entity. A copy of the Agreement and Plan of Merger is attached as Exhibit “B” hereto.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY.
___________

ACTION TO BE TAKEN

CHANGE OF THE COMPANY’S LEGAL DOMICILE THROUGH THE REINCORPORATON OF THE COMPANY IN NEVADA

Our board of directors believes that the best interests of the Company and its stockholders will be served by changing our state of incorporation from Florida to Nevada. The principal reason for the reincorporation is to reduce the costs of operating the Company over the long term since the annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Florida.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Florida law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial.

Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Nevada law permits, and Northeast Automotive Holdings, Inc. has adopted in its Articles of Incorporation, a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any potential liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Effects of the Merger

The Merger will have no impact upon the business of the Company, its employees or officers. Following the Merger, there will be no change in the officers of the Company or in the Board of Directors. Shareholders who oppose the Merger do not have any dissenters’ or appraisal rights.

Under the Florida Law and the Nevada Law, when the Merger takes effect:

• Northeast Auto Acceptance Corp. will merge into Northeast Automotive Holdings, Inc., the surviving entity, and the separate existence of Northeast Auto Acceptance Corp ceases;

• Northeast Automotive Holdings, Inc. will be governed by the Nevada Certificate and Nevada Bylaws;

• The title to all property owned by Northeast Auto Acceptance Corp. will be automatically changed to Northeast Automotive Holdings, Inc.; and

• Northeast Automotive Holdings, Inc. will have all of the liabilities of Northeast Auto Acceptance Corp.

The Merger will be consummated pursuant to the Plan of Merger, attached hereto as Exhibit B, under which Northeast Auto Acceptance Corp, a Florida corporation, will merge with and into Northeast Automotive Holdings, Inc., a Nevada corporation.

We have summarized the material terms of the Plan of Merger below.

The Merger will cause:

• a change in our legal domicile from Florida to Nevada;

• a change in our name from Northeast Auto Acceptance Corp. to Northeast Automotive Holdings, Inc.; and

• other changes of a legal nature, the most significant of which are described below.

However, the Merger will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Merger, which are immaterial). Our common stock will continue to trade without interruption on the Over-the-Counter Bulletin Board under a new stock symbol which will reflect our new name.

Filing of the Certificate of Ownership and Certificate of Merger

The Merger will not be effective until the Certificates of Merger are filed with the offices of the Secretary of State for Florida and Nevada, respectively. This will occur no sooner than twenty (20) days after the mailing of this Information Statement.

No Change in Business, Management, Jobs or Physical Location

While the reincorporation will change the Company’s legal domicile, it will not result in any change in headquarters, business, jobs, management or location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation, which Company believes are immaterial. The Company’s management, including all officers, will remain the same following the reincorporation. The Company’s officers will not be entering into any new employment agreements or other comparable arrangements in connection with the reincorporation.

History of Northeast Automotive Holdings, Inc.

Northeast Automotive Holdings, Inc. has not conducted any business since its recent organization. Before the reincorporation, Northeast Automotive Holdings, Inc. will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation, the rights of the shareholders of the Company will be governed by the Nevada Law and the Nevada Certificate of Incorporation and Bylaws of Northeast Automotive Holdings, Inc.

Some Implications of the Reincorporation

The Merger Agreement provides that Northeast Auto Acceptance Corp. will merge with and into Northeast Automotive Holdings, Inc., with Northeast Automotive Holdings, Inc. being the Surviving Corporation. Under the Merger Agreement, Northeast Automotive Holdings, Inc. will assume all of Northeast Auto Acceptance Corp.’s assets and liabilities, including obligations under Northeast Auto Acceptance Corp.’s outstanding indebtedness and contracts, and Northeast Auto Acceptance Corp. will cease to exist as a corporate entity. Northeast Auto Acceptance Corp.’s subsidiaries will become subsidiaries of Northeast Automotive Holdings, Inc. Northeast Auto Acceptance Corp.’s existing Board of Directors and officers will become the Board of Directors and officers of Northeast Automotive Holdings, Inc.

At the effective time of the reincorporation, each outstanding share of Northeast Auto Acceptance Corp.’s common stock, no par value, automatically will be converted into one share of common stock of Northeast Automotive Holdings, Inc, $0.001 par value. Shareholders will not have to exchange their existing stock certificates for stock certificates of Northeast Automotive Holdings, Inc. Upon request, we will issue new certificates to anyone who holds Northeast Auto Acceptance Corp.’s stock certificates, provided that such holder has surrendered the certificates representing Northeast Auto Acceptance Corp.’s shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee and payment of any applicable taxes.

Shareholders whose shares of common stock were freely tradable before the reincorporation will own shares of Northeast Automotive Holdings, Inc. that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of Northeast Automotive Holdings, Inc. that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired Northeast Auto Acceptance Corp’s shares.

After the reincorporation, Northeast Automotive Holdings, Inc. will still be a publicly-held corporation, with its common stock trading on the Over-the-Counter Bulletin Board under a new symbol. Northeast Automotive Holdings, Inc. will also file with the Securities and Exchange Commission and provide to its shareholders the same information that Northeast Auto Acceptance Corp’s has previously filed and provided.

RECORD DATE

The close of business November 12, 2007, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

EFFECTIVE DATE OF MERGER

Pursuant to Rule 14c-2 under the Exchange Act, the Merger shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the Merger will be effected on or about the close of business on November 29, 2007.

EXPENSES OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record, on the Record Date, by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

  The following documents as filed with the Commission by the Company are incorporated herein by reference:

  (1)  Quarterly Report on Form 10-Q for the quarter ended June 30, 2007; and

  (2)  Form 10/A dated July 3, 2007.

OUTSTANDING VOTING SECURITIES

As of the date of the written consent by the Majority Stockholders, October 18, 2007, the Company had 26,618,586 shares of Common Stock issued and outstanding, and no shares of the Company’s preferred stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote.

On October 18, 2006, the holders of 17,000,000 shares of Common Stock (or approximately 63.8% of the 26,618,586 shares of Common Stock then-outstanding) executed and delivered to the Company the written Consent approving the Merger (collectively, referred to herein as the “Majority Stockholders”). Since the Merger has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The Florida Law provides in substance that unless the Company's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of Common Stock with respect to stockholders who were known to the Company to be beneficial owners of more than 5% of the Common Stock as of the date hereof, and officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of the Common Stock.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)

William Solko	15,000,000	56.4%
Michael Shaw	2,000,000	7.5%

All directors and executive officers as a group (one Person)	17,000,000	63.9%

(1) The address for each stockholder is c/o of the Company, 2174 Hewlett Avenue, Suite 206, Merrick, New York 11566.

(2)  Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

NO RIGHTS OF APPRAISAL

The Stockholders have no right under the Florida Law, the Company's Certificate of Incorporation or current By-Laws to dissent from any of the provisions adopted in the Amendment or from any provisions contained in the Amended and Restated By-Laws.

By Order of the Board of Directors /s/ William Solko President and Director

EXHIBITS

EXHIBITS

A. Form of Written Consent of Stockholders

B. Agreement and Plan of Merger

C. Articles of Incorporation of Northeast Automotive Holdings, Inc.

D. By-Laws of Northeast Automotive Holdings, Inc.

Exhibit A

Action By Written Consent
of
A Majority of The Stockholders
of
Northeast Auto Acceptance corp.

A Florida Corporation
October 18, 207

Pursuant to the authority of Section 607.0704 of the Florida Statutes, the undersigned, constituting a majority of the stockholders of Northeast Auto Acceptance corp. (the “Corporation”) do by this writing consent to the following actions and adopt the following resolutions:

Approval of Reincorporation in Nevada

WHEREAS, the Corporation’s Board of Directors believes that the best interests of the Corporation and its stockholders will be served by changing the Corporation’s state of incorporation from Florida to Nevada (the “Reincorporation”);

WHEREAS, the Corporation has caused to be formed a Nevada corporation named “Northeast Automotive Holdings, Inc.” for the purposes of being the surviving corporation in a merger between the Corporation and Northeast Automotive Holdings, Inc. and therefore, effectuate the Reincorporation; and

WHEREAS, the Board of Directors recommends that the stockholders approve the Reincorporation in the form of a written consent of a majority in interest of the stockholders of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Reincorporation, be and is hereby are approved; and

RESOLVED, that this Written Consent may be executed in counterparts.

IN WITNESS WHEREOF, the undersigned hereby adopts, confirms and ratifies in all respects, the foregoing resolution and directs the Secretary of the Corporation to file this Action by Written Consent of A Majority Stockholders in the minute book of the Corporation.

___________________________________ Signature Print Name: _________________________ Representing __________________ shares of the outstanding stock of the Corporation	___________________________________ Signature Print Name: _________________________ Representing __________________ shares of the outstanding stock of the Corporation

Exhibit B

AGREEMENT AND
PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) entered into as of the 19th day of October, 2007, by and between Northeast Auto Acceptance Corp., a Delaware corporation (“NEAC”) and Northeast Automotive Holdings, Inc., a Nevada corporation (“NAHC”).

WHEREAS, the Board of Directors of NEAC and NAHC have resolved that they be merged, pursuant to the Nevada Revised Statutes (the “Nevada Code”) and Florida Statutes (the “Florida Law”), into a single corporation existing under the laws of the State of Nevada. NAHC shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the “Surviving Corporation”);

NOW, THEREFORE, in consideration of the covenants and agreements herein made, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1. Merger. NEAC shall be, at the Effective Date (as defined), merged into NAHC (the “Merger”), and NAHC shall be the Surviving Corporation. The parties hereto adopt and agree to the following agreements, terms, and conditions relating to the Merger and the mode of carrying the same into effect.

2. Filings; Effects of Merger.

2.1 Filing of Articles of Merger; Effective Date. Authorized officers of the respective parties shall make and execute Certificates of Merger and shall cause such documents to be filed with the State of Nevada and the State of Florida, respectively, in accordance with the Nevada Code and the Florida Statutes. The Merger shall become effective on the date on which the Merger becomes effective under the Nevada Code or the date on which the Merger becomes effective under the Florida Statutes, whichever occurs later, which date is herein referred to as the “Effective Date.”

2.3 Certain Effects of Merger. On the Effective Date, the separate existence of NEAC shall cease, and NEAC shall be merged into NAHC which, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, duties and liabilities of NEAC; and all and singular, the rights, privileges, powers, and franchises of NEAC, and all property, real, personal, and mixed, and all debts due to NEAC on whatever account, as well as stock subscriptions, liens and all other things in action or belonging to NEAC, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of NEAC, and the title to any real estate vested by deed or otherwise, under the laws of Nevada or any other jurisdiction, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of NEAC shall be preserved, unimpaired, and all debts, liabilities, and duties of NEAC shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of NEAC or the corresponding officers of the Surviving Corporation, may, in the name of NEAC execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation title to and possession of all NEAC’s property, rights, privileges, powers, franchises, immunities, and interests and otherwise to carry out the purposes of this Agreement.

3. Name of Surviving Corporation; Certificate of Incorporation; Bylaws; Directors; Officers.

3.1 Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Date shall be Northeast Automotive Holdings, Inc.

3.2 Articles of Incorporation. The Articles of Incorporation of NEAH in effect on the date hereof shall from and after the Effective Date be, and continue to be, the Articles of Incorporation of the Surviving Corporation until changed or amended as provided by law.

3.3 Bylaws. The Bylaws of NEAH as in effect immediately before the Effective Date, shall from and after the Effective Date be, and continue to be, the Bylaws of the Surviving Corporation until amended as provided therein.

3.4 Directors and Officers. At the Effective Date of the Merger, the officers of NEAC in office at the Effective Date of the Merger shall become the officers of the Surviving Corporation, and the directors of the Surviving Corporation shall remain unchanged by this Agreement, except as may be determined by the shareholders of the Surviving Corporation.

4. Status and Conversion of Securities. The manner and basis of converting the shares of the capital stock of NEAC and the nature and amount of securities of NEAH which the holders of shares of NEAC common stock are to receive in exchange for such shares are as follows:

4.1 NEAC Common Stock. Each one share of NEAC common stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one (1) fully paid share of NEAH common stock, and outstanding certificates representing shares of NEAC common stock shall thereafter represent shares of NEAH common stock. Such certificates may, but need not be, exchanged by the holders thereof after the Merger becomes effective for new certificates for the appropriate number of shares bearing the name of the Surviving Corporation.

4.2 Other Rights. Any other right, including warrants, by contract or otherwise, to acquire shares of the NEAC’s common stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s common stock which is equal to the number of shares of the NEAC’s common stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first above written.

NORTHEAST AUTO ACCEPTANCE CORP. By: /s/ William Solko __________________________________ Name: William Solko Title: President
NORTHEAST AUTOMOTIVE HOLDINGS, INC. By: /s/ William Solko ____________________________________ Name: William Solko Title: President

Exhibit C

Articles of Incorporation
(Pursuant to NRS 78)

1. Name of Corporation: Northeast Automotive Holdings, Inc.

2. Registered Agent Names and Street Address: National Registered Agents, Inc. of NV., 1000 East William Street, Suite 204, Carson City, Nevada 89701.

3. Shares: Number of share with par value: 310,000,000 Par Value $0.001 Number of share without par value: none.

4. Names and Addresses of Board of Directors/Trustees: Paul Goodman, 420 Lexington Avenue, Suite 2020, New York, NY 10170.

5. Purpose: Any lawful purpose.

6. Name, Address and Signature of Incorporator: Paul Goodman, /s/ Paul Goodman, 420 Lexington Avenue, Suite 2020, New York, NY 10170.

7. Certification of Acceptance of Appointment of Resident Agent: I hereby accept appointment as Registered Agent for the above named corporation. /s/ National Registered Agents, Inc. October 12, 2007.

ATTACHMENT TO:

ARTICLES OF INCORPORATION
OF
NORTHEAS AUTOMOTIVE HOLDINGS, INC.

__________________________________________________________________

Additional Provisions
__________________________________________________________________

EIGHT: The total number of shares which the corporation shall have authority to issue is Three Hundred Ten Million (310,000,000) shares, having a par value of $.0001 per share, as follows:

Common. The aggregate number of common shares which this Corporation shall have authority to issue is 300,000,000 shares of Common Stock, having a par value of $.0001 per share. All common stock of the Corporation shall be of the same class, common, and shall have the same rights and preferences. Fully-paid common stock of this Corporation shall not be liable to any further call or assessment.

Preferred. The Corporation shall be authorized to issue 10,000,000 shares of Preferred Stock having a par value of $.0001 per share and with such rights, preferences and designations determined by the board of directors.

NINE: Election of directors need not be by written ballot except and to the extent provided in the by-laws of the corporation. The number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

TEN: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

ELEVEN: The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

TWELVE: The corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by the state, and all rights conferred upon stockholders herein are granted subject to this reservation.

THIRTEEN: No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in it’s discretion it shall deem advisable.

Exhibit D

BY-LAWS
NORTHEAST AUTOMOTIVE HOLDINGS, INC.
(A Nevada Corporation)

ARTICLE 1
Offices

SECTION 1.1 Principal Office. In addition to the office of the Corporation registered with the Department of State of Nevada, the Corporation may also have offices at such places both within and without the State of Florida as the Board of Directors (also referred to herein as the “Board”) may at any time or from time to time designate.

ARTICLE II
Meetings of Shareholders

SECTION 2.1 Place of Meeting. All meetings of the shareholders for the election of directors or for any other purpose shall be held at such place, either within or without the State of Florida, as shall be designated from time to time by the Board of Directors.

SECTION 2.2 Annual Meeting. A meeting of shareholders shall beheld annually between January 1st and December 31st, inclusive, each year for the purpose of electing directors, and for transacting any other business coming before the meeting. if the day designated pursuant to Section 2.2 of this Article for the annual meeting is a legal holiday at the place where such meeting is to be held, such meeting shall be held on the next business day. If the election of directors is not held on the day so determined for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

SECTION 2.3 Special Meetings. Special meetings of the shareholders, unless otherwise prescribed by statute, may be called at any time by the Board of Directors or the Chairman of the Board, if one shall have been elected, or the Chief Executive Officer, or the President and shall be called by the Secretary upon the request in writing of a shareholder or shareholders holding of record at least fifty (50%) percent of the outstanding shares of the Corporation entitled to vote at such meeting.

SECTION 2.4 Notice of Meetings. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each shareholder of record entitled to vote at such meeting not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by first class mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting. The notice must be signed by an executive officer of the Corporation. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

SECTION 2.5 Waiver of Notice of Meetings of Shareholders. Any written waiver of notice, sighed by a shareholder entitled to notice, shall be deemed equivalent to notice. Attendance of a shareholder at a meeting constitutes a waiver of notice of such meeting, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, need be specified in any written waiver of notice.

SECTION 2.6. Adjournments. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such reconvened meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the reconvened meeting, the Corporation may transact any business which could have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting shall be given to each shareholder of record entitled to vote at the meeting.

SECTION 2.7 Quorum. Except as otherwise provided by law and in the Articles of Incorporation, the holders of a majority of the shares of the Corporation issued and outstanding and entitled to vote thereat shall be present in person or by proxy to constitute a quorum for the transaction of business, except as otherwise provided by statute. Where more than one class or series of stock is entitled to vote at such meeting, a majority of the shares of each such class or series of stock entitled to vote at such meeting shall constitute a quorum at such meeting. In the absence of a quorum, the holders of a majority of the shares present in person or by proxy and entitled to vote may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may he present any business may be transacted which might have been transacted at the meeting as originally called. After a quorum has been established at a shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum shall not affect the validity of any action taken at the meeting or any adjournment thereof.

SECTION 2.8 Organization. The Chairman of the Board, if any, shall act as chairman at all meetings of shareholders at which he is present and, as such chairman, shall call such meetings of shareholders to order and shall preside thereat. If the Chairman of the Board shall be absent from any meeting of shareholders, the duties otherwise provided in this Section to be performed by him at such meeting shall be performed at such meeting by the Chief Executive Officer. If both the Chairman of the Board and the Chief Executive Officer shall be absent, such duties, shall be performed by the President. If no such officer is present at such meeting, any shareholder or the proxy of any shareholder entitled to vote at the meeting may call the meeting to order and a chairman to preside thereat shall be elected by a majority of those present and entitled to vote. The Secretary of the Corporation shall act as secretary at all meetings of the shareholders but, in his absence, the chairman of the meeting may appoint any person present to act as secretary of the meeting.

SECTION 2.9 Order of Business. The order of business at all meetings of the shareholders shall be as determined by the chairman of the meeting.

SECTION 2.10 Determination of Shareholders of Record. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days, and not more than sixty (60), days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number and class and series, if any, of shares held by each. Such list shall be kept on file at the registered office of the Corporation, at the principal place of business of the Corporation, or at the office of the transfer agent or registrar of the Corporation, for a period often (10) days prior to such meeting and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder at any time during the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

SECTION 2.11 Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except as may be otherwise provided in the Articles of Incorporation. If the Articles of Incorporation provide for more or less than one vote for any share on any matter, each reference in these By-Laws to a majority or other proportion of shares shall refer to such majority or other proportion of votes entitled to be cast.

SECTION 2.14 Action by Shareholders Without a Meeting.

(a) Unless otherwise provided in the Articles of Incorporation, any action required by law to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual meeting or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon.

(b) Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action is a merger, consolidation or sale or exchange of assets for which dissenter’s rights are provided by law, the notice shall contain a clear statement of the right of dissenting shareholders to be paid the fair value of their shares upon compliance with further provisions of law regarding the rights of dissenting shareholders.

(c) Written consent or notice required by this Section 2.14 may be given by personal delivery, mail, telegram, cablegram, overnight mail service facsimile. If mailed, such consent shall be deemed to be delivered when deposited in the United States mail so addressed with first class postage prepaid. If notice or consent be given by telegram, cablegram or facsimile, such notice or consent shall be deemed to be delivered when the telegram or cablegram is delivered to the telegraph or cablegraph company or when the facsimile is acknowledge as having been received.

SECTION 2.15 Notification of Nomination of Directors. Nominations for election to the Board of the Corporation at a meeting of shareholders may be made by the Board of Directors of the Corporation or by any shareholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 2. 1 5. Such nominations, other than those made by or on behalf of the Board of Directors, may be made only if notice in writing is personally delivered to, or mailed by first class United States mail, postage prepaid, and received by, the secretary not less than 120 days nor more than 1 80 days prior to such meeting. Such notice shall set forth (a) as to each proposed nominee: (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares, if any, of stock of the Corporation that are beneficially owned by each such nominee and (iv) any other information concerning the nominee that would have to be disclosed in proxy solicitations pursuant to the proxy rules of the Securities and Exchange Commission (including such person’s written consent to be named as a nominee and to serve as director if elected; and (b) as to the shareholder giving the notice (i) the name and address, as it appears on the Corporation’s books, of such shareholder, (ii) a representation that such shareholder is a holder of record of shares of stock of the Corporation entitled to vote at the meeting and the class and number of shares of the Corporation which are beneficially owned by such shareholder, (iii) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (iv) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to he made by such shareholder. The Corporation also may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting, and that the defective nomination shall be disregarded.

SECTION 2.16 Notice of Business at Annual Meeting. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, if such business relates to the election of directors of the Corporation, the procedures in Section 2.16 shall be complied with. If such business relates to any other matter, the shareholder must have given timely notice thereof in writing to the secretary. To be timely, a shareholder’s notice must be personally delivered to, or mailed by first class United States mail, postage prepaid, and received by the secretary not less than 120 days nor more than 1 80 days prior to such meeting. A shareholder’s notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons of the business desired to he brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the shareholder proposing such business as it appears on the Corporations’ hooks. (iii) a representation that the shareholder is a holder of record of shares of stock of the Corporation entitled to vote at the meeting and the class and number of shares of the Corporation which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business. Notwithstanding anything to the contrary contained herein, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.16.

The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.16, and if he should so determine, he shall so declare to the meeting and the business not properly brought before the meeting shall be disregarded.

ARTICLE III
Board of Directors

SECTION 3.1 General Power. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Articles of Incorporation, directed or required to be exercised or done by the shareholders.

SECTION 3.2 Number, Qualifications, Election and Term of Office. The number of directors constituting the Entire Board of Directors shall not he less than one (1) nor more than seven (7), as may be fixed by resolution of the Board of Directors or by the shareholders entitled to vote for the election of directors, provided that any such action of the Board of Directors shall require the vote of a majority of the entire Board of Directors. The term “Entire Board” as used herein means the total number of Directors which the Corporation would have if there were no vacancies. Unless and until a different number shall be so fixed within the limits above specified, the Board shall consist of one (1) Director. All directors shall beat least eighteen years of age. Directors need not be shareholders. Except as otherwise provided by statute or these By-Laws, the directors shall be elected at the annual meeting of the shareholders. At each meeting of the shareholders for the election of directors at which a quorum is present the persons receiving a plurality of the votes cast at such election shall be elected. Each director shall hold office until the next annual meeting of the shareholders and until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws.

SECTION 3.3 Place of Meetings. Meetings of the Board of Directors shall be held at such place, within or without such State, as the Board of Directors may from time to time determine as shall be specified in the notice of any such meeting.

SECTION 3.4. Annual Meeting. The Board of Directors may hold an annual meeting at the same place as and following each annual meeting of shareholders for the purpose of electing officers and the transaction of such other business as may come before the meeting. If a majority of the directors is present at such place and time, no prior notice of such meeting shall be required to be given to the directors. The place and time of such meeting may also be fixed by written consent of the directors.

SECTION 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may fix. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these By-Laws.

SECTION 3.6 Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary at the request of the Chairman of the Board, Chief Executive Officer, the President, a Vice President or at the request in writing of a majority of the Entire Board stating the time and place of the meeting. Except as otherwise required by these By-Laws, such notice need not state the purposes of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first-class mail, at least two days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable, telex, telecopier or other similar means, or be delivered to him personally or be given to him by telephone, or other similar means, at least twenty-four hours before the time at which such meeting is to beheld. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him.

SECTION 3.7 Quorum and Manner of Acting. A majority of the Entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as otherwise expressly required by statute or the Articles of Incorporation or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

SECTION 3.8 Organization. At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, or, in the absence of the Chairman of the Board, the Chief Executive Officer (or, in his absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence, any person who shall be an Assistant Secretary, or any person present at such meeting appointed by the chairman) shall act as secretary of the meeting and keep the minutes thereof.

SECTION 3.9 Resignations. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman of the Board or the Chief Executive Officer or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if no time is specified therein, ii shall become effective immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.10 Vacancies. Subject to any express provision of the Articles of Incorporation, any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of a majority of the directors then in office, though less than a quorum, or by the shareholders at the next annual meeting thereof or at a special meeting thereof or by the shareholders acting in accordance with Section 2.14 hereof. Each director so elected shall hold office until the next meeting of the shareholders in which the election of directors is in the regular order of business and until his successor shall have been elected and qualified.

SECTION 3.11 Removal of Directors. Except as otherwise provided by statute, any director may be removed, either with or without cause, at any time, by the shareholders at a special meeting thereof or by the shareholders acting in accordance with Section 2.14 hereof. Except as otherwise provided by statute, any director may he removed for cause by the Board of Directors at a special meeting thereof.

SECTION 3.12 Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity. No payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 3.13 Committees. The Board of Directors may, by resolution passed by a majority of the Entire Board, designate one or more committees, including an executive committee and finance committee, each committee to consist of such number of directors as the Entire Board deems appropriate. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Except to the extent restricted by statute or the Articles of incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all the authority of the Board of Directors. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

SECTION 3.14 Action by Without a Meeting. Unless restricted by the Articles of Incorporation, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board of Directors or such committee shall be filed with the minutes of the proceedings of the Board of Directors or such committee.

SECTION 3.15 Telephonic Meeting. Unless restricted by the Articles of Incorporation, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

SECTION 3.16 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of the Corporation’s directors or officers, or between the Corporation and any other Corporation, partnership, association or other organization in which one or more of the Corporation’s directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

(a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

(b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

(c) the contract or transaction is fair to the Corporation as to the time it is authorized, approved or ratified by the Board, a committee thereof or the shareholders.

Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

SECTION 3.17 Presumption of Assent. A director of the Corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of any asserted conflict of interest. To evidence his vote against any action, a director may file his written dissent to such action with the parson acting as the secretary of the meeting before the adjournment thereof, or forward such dissent by registered or certified mail, return receipt requested, to the Secretary of the Corporation immediately following the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

ARTICLE IV
Officers

SECTION 4.1 Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the Chief Executive Officer, the President, one or more Vice-Presidents. the Secretary, and the Treasurer. If the Board of Directors wishes, it may also elect as an officer of the Corporation a Chairman of the Board and may elect other officers (including one or more Assistant Treasurers and one or more Assistant Secretaries), as may be necessary or desirable for the business of the Corporation. Any two or more offices may be held by the same person, except the offices of President and Secretary; provided, however, that such two offices may beheld by the same person if all of the outstanding shares of the Corporation are owned by such person. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of the shareholders, and until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these By-Laws.

SECTION 4.2 Resignations. Any officers of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

SECTION 4.3 Removal. Any officers of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

SECTION 4.4 Chairman of the Board. The Chairman of the Board, if one shall have been elected, shall be a member of the Board, an officer of the Corporation and, if present, shall preside at each meeting of the Board of Directors or the shareholders. He shall advise and counsel with the Chief Executive Officer and, in his absence, with the President and other executives of the Corporation, and shall perform such other duties as may from time to time be assigned to him by the Board of Directors.

SECTION 4.5 The Chief Executive Officer. The Chief Executive Officer shall, in the absence of the Chairman of the Board or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board of Directors or the shareholders. He shall perform all duties incident to the office of chief executive officer and such other duties as may from time to time be assigned to him by the Board of Directors.

Chairman of the Board and the Chief Executive Officer, preside at each meeting of the Board of Directors or shareholders. He shall perform all duties incident to the office of President and such other duties as may from time to time be assigned to him by the Board of Directors.

SECTION 4.7 Vice-President. Each Vice-President shall perform all such duties as from time to time may be assigned to him by the Board of Directors, the Chief Executive Officer or the President. At the request of the Chief Executive Officer or President or in their absence or in the event of their inability or refusal to act, the Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors (or if there be no such determination, then the Vice-Presidents in the other of their election), shall perform the duties of the Chief Executive Officer and/or the President, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the Chief Executive Officer and/or the President in respect of the performance of such duties.

SECTION 4.8 Treasurer. The Treasurer shall:

(a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

(b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

(c) deposit all moneys and other valuables to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to its direction;

(d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

(e) disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefor;

(f) render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

(g) in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 4.9 Secretary. The Secretary shall:

(a) keep or cause to he kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors. the committees of the Board of Directors and the shareholders;

(b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

(c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

(d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

(e) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 4.10 The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 4.11 The Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 4.12 Officers’ Bonds or Other Security. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board of Directors may require.

SECTION 4.13 Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE V
Shares and Transfers of Stock

SECTION 5.1 Share Certificates. Each owner of shares of the Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board of Directors, certifying the number of shares of the Corporation owned by him. The certificates representing shares shall be signed in the name of the Corporation by the Chairman of the Board or the President or a Vice-President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed)~ provided, however, that where any such certificate is countersigned by a transfer agent, or is registered by a registrar (other than the Corporation or one of its employees), the signatures of the Chairman of the Board, Chief Executive Officer, President, Vice-President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer upon such certificates may be facsimiles, engraved or printed. In case any officer who shall have signed any such certificate shall have ceased to be such officer before such certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if such officer were still in office at the date of their issue. When the Corporation is authorized to issue shares of more than one class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the tentative rights, preferences and limitations of other series.

SECTION 5.2 Books of Account and Record of Shareholders. There shall be kept correct and complete books and records of account of all the business and transactions of the Corporation. There shall also be kept. at the office of the Corporation, in the state of the principal office of the Corporation, or at the office of its transfer agent, a record containing the names and addresses of all shareholders of the Corporation, the number of shares held by each, and the dates when they became the holders of record thereof.

SECTION 5.3 Transfer of Shares. Transfers of shares of the Corporation shall be made on the records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. The person in whose name shares shall stand on the record of shareholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary or to a transfer agent, such fact shall be noted on the records of the Corporation.

SECTION 5.4 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of stock to bear the signature of any of them.

SECTION 5.5 Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the Corporation.

SECTION 5.6 Fixing of Record Date. The Board of Directors may fix, in advance, a date, not more than sixty (60) days nor less than ten (10) days before the date then fixed, for the holding of any meeting of the shareholders. The Board of Directors may fix, in advance, a date not more than sixty (60) days nor less than ten (10) days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of shares or other securities, as the record date for the determination of the shareholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the shareholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

SECTION 5.7 Lost, Destroyed or Mutilated Certificates. The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated. The Board of Directors may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board of Directors in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or the issuance of such new certificate.

ARTICLE VI
Indemnification of Officers, Directors, Employees and Agents

SECTION 6.1. Indemnification. In addition to any other rights of indemnification, including, without limitation, any rights set forth in the Articles of Incorporation, the Corporation shall, and does hereby, indemnify any person who was, is, or becomes a party, or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding:

(a) Whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, or other enterprise, against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of no contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in the manner which he reasonably believed to he in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) By or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of his duty to the Corporation.

(c) Any indemnification under Section 6.1(a) or 6.1(b) of this Article, shall be made by the Board of Directors by a majority vote of a quorum consisting of directors.

SECTION 6.2 Survival of Indemnification. The Corporation shall and does hereby, indemnify any person, if the requirements of this Article have been met, without affecting any other rights to which those indemnified maybe entitled under the Articles of Incorporation, these By-Laws, agreement, vote of shareholders or disinterested directors or recommendation of counsel or otherwise, both as to actions in such person’s official capacity and as to action in another capacity while holding such office, and such indemnity shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 6.3 Insurance. The Corporation may, if approved by the Board of Directors or Executive committee, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provision of this Article or applicable Florida law.

ARTICLE VII
General Provisions

SECTION 7.1 Dividends. Subject to statute and the Articles of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the Corporation, unless otherwise provided by statute or the Articles of Incorporation.

SECTION 7.2Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors may think conducive to the interests of the Corporation. The Board of Directors may modify or abolish any such reserves in the manner in which it was created.

SECTION 7.3 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors.

SECTION 7.4 Fiscal Year. The fiscal year of the Corporation shall be fixed, and once fixed, may thereafter be changed, by resolution of the Board of Directors.

SECTION 7.5 Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

SECTION 7.6 Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 7.7 Voting of Stock in Other Corporations. Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board or the Chief Executive Officer or the President, from time to time, may (or may appoint one or more attorneys or agents to) cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose shares or securities may he held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation, or to consent in writing to any action by any such other corporation. In the event one or more attorneys or agents are appointed, the Chairman of the Board or the Chief Executive Officer or the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chairman of the Board or the Chief Executive Officer or the President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises.

ARTICLE VIII
Amendments

These By-Laws may be amended or repealed or new By-Laws maybe adopted at any annual or special meeting of shareholders at which a quorum is present or represented, by the vote of the holders of shares entitled to vote in the election of directors provided that notice of the proposed amendment or repeal or adoption of new By-Laws is contained in the notice of such meeting or by the vote of the shareholders in accordance with Section 2.14 hereof. These By-Laws may also be amended or repealed or new By-Laws may be adopted by the Board at any regular or special meeting of the Board of Directors. If any By-Law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of the shareholders for the election of directors the By-Law so adopted, amended or repealed, together with a concise statement of the changes made. By-Laws adopted by the Board of Directors may be amended or repealed by the shareholders.